EXHIBIT 10.6

[FIRST UNION LOGO]

LOAN AGREEMENT

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Borrower")

This Loan Agreement ("Agreement") is entered into April 25, 1997, by and between Bank and Borrower.

Borrower has applied to Bank for a loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes (whether one or more, the "Note") as follows:

Line of Credit - in the principal amount of $10,000,000.00 which is evidenced by the Promissory Note of even date herewith ("Line of Credit Note 1"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount. The Loan proceeds are to be used by Borrower solely to provide funding for mergers, acquisitions and/or joint ventures of entities in a business related to that of Borrower. Upon consummation of any of the above, Borrower will provide Bank proforma financial statements on the resulting entity with detail satisfactory to Bank. Bank's obligation to advance or readvance under the Line of Credit Note 1 shall terminate if a default in the payment of the Obligations occurs or the Borrower is in Default (as defined in the Loan Documents) under any Loan Document, or in any event, on February 28, 1998 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank.

Line of Credit - in the principal amount of $5,000,000.00 which is evidenced by the Promissory Note of even date herewith ("Line of Credit Note 2"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount. The Loan proceeds are to be used by Borrower solely for working capital and general corporate expenses. Bank's obligation to advance or readvance under the Line of Credit Note 2 shall terminate if a default in the payment of the Obligations occurs or the Borrower is in Default (as defined in the Loan Documents) under any Loan Document, or in any event, on February 28, 1998 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank.

This Agreement also amends and restates in its entirety that certain Loan Agreement dated March 13, 1996 and applies to govern all of the loans thereby.

This Agreement applies to the Loan and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein.


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Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF CAPITAL. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). COMPLIANCE WITH LAWS. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C.ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. ORGANIZATION AND AUTHORITY. Each corporate or limited liability company Borrower and any guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing.


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AFFIRMATIVE COVENANTS.  Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. ACCESS TO BOOKS & RECORDS. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. NOTICES. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's
structure.   COMPLIANCE  WITH  OTHER  AGREEMENTS.  Comply  with  all  terms  and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. CHANGE OF CONTROL. Ensure that Robert Kopstein maintains at least a 51% ownership interest in Borrower. LIFE INSURANCE. Maintain no less than $2.0 million of life insurance on Robert Kopstein.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: NONPAYMENT; NONPERFORMANCE. Fail to pay or perform the Obligations or Default (as defined in the Loan Documents) under any of the Loan Documents. CROSS DEFAULT. Default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower), any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates; MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Materially alter the type or kind of Borrower's business or that of its Subsidiaries or Affiliates, if any; or suffer or permit the acquisition of substantially all of Borrower's business or assets, or a material portion (10% or more) of such business or assets if such a sale is outside Borrower's ordinary course of business, or more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions; or acquire substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or enter into any merger or consolidation without prior written consent of Bank. DEFAULT ON OTHER


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CONTRACTS OR  OBLIGATIONS.  Default on any material  contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $100,000.00. JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower in an amount in excess of $50,000.00 and that is not discharged or execution is not stayed within Thirty (30) days of entry. GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. PREPAYMENT OF OTHER DEBT. Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so. RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock. ENCUMBRANCES. Create, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits; or (iv) Permitted Liens.

FINANCIAL COVENANTS. Borrower, on a consolidated basis, agrees to the following provisions from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: DEPOSIT RELATIONSHIP. Borrower shall maintain its primary depository account and cash management account with Bank.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 120 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONDITIONS PRECEDENT. The obligations of Bank to make the Loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
ADDITIONAL DOCUMENTS. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request.


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IN WITNESS WHEREOF,  Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal, AND THIS AGREEMENT IS DEEMED EFFECTIVE AS OF FEBRUARY 28, 1997.

                               Optical Cable Corporation, a Virginia Corporation Taxpayer Identification Number: 54-1237042

CORPORATE                      By: /s/ Robert Kopstein
SEAL                              ---------------------------------------
                                  Robert Kopstein, President

                               First Union National Bank of Virginia

CORPORATE                      By:   /s/ William C. Moses
SEAL                              ---------------------------------------
                               Title:    Vice President
                                     -------------------------------------


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

                             MODIFICATION NUMBER ONE
                              TO THE LOAN AGREEMENT

Optical Cable Corporation
5290 Concourse Drive N.W.
Roanoke, Virginia 24019
(Individually and collectively, "Borrower")

First Union National Bank
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of March 5, 1998 by and between Bank and Borrower.

WHEREAS, Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 25, 1997, in the original principal amount of $10,000,000.00 (the "Note Number 1"); and Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 25, 1997, in the original principal amount of $5,000,000.00 (the "Note Number 2");

WHEREAS, in connection with execution of the Note, Borrower also executed and delivered to Bank certain other Loan Documents, including a Loan Agreement, dated April 25, 1997 (the "Loan Agreement"); and

WHEREAS,  Borrower  and  Bank  have  agreed  to  modify  the  terms  of the Loan
Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note Number 1 as of March 6, 1998 is $0.00 and total outstanding unpaid principal balance under the Note Number 2 as of March 6, 1998 is $0.00. The parties acknowledge that interest on the obligations under Note 1 and Note Number 2 are paid through March 6, 1998.

MODIFICATIONS.

     1. The section entitled FINANCIAL STATEMENTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled PERIODIC FINANCIAL STATEMENTS and adding the following in its place and stead:

     PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 60 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower.

     2. The section entitled NEGATIVE COVENANTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled Retire or Repurchase Capital Stock and adding the following in its place and stead:


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     RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire its capital stock in an amount greater than $5,000,000.00. Any such acquisition of capital stock must be paid for from available cash on hand.

     3. The section entitled NEGATIVE COVENANTS of the Loan Agreement is hereby amended by adding the subparagraph(s) entitled Guarantees:

     GUARANTEES. Guarantee or otherwise become responsible for obligations of any other person or persons other than the endorsement of check and drafts for collection in the ordinary course of business.

     4. The section entitled AFFIRMATIVE CONVENANTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled Change of Control and adding the following it its place and stead as a Negative Covenant paragraph.

     CHANGE OF CONTROL. Make a material change of ownership that effectively changes control of Borrower.

ACKNOWLEDGEMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect and are binding upon it, its successors, assigns, administrators and heirs without any defense, counterclaim, right or claim of set-off or of other sum due; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that there have been no changes in the ownership of any collateral pledged to secure the Obligations since the dates of the instruments originally pledging such collateral; and that Borrower has taken all necessary action (corporate or otherwise) to authorize the execution and delivery of this Agreement. This Agreement constitutes only a modification of an existing obligation owing by Borrower to Bank, and is not a novation.

LIENS. Borrower acknowledges and confirms the extent, validity and priority of the Bank's security interests and liens in the collateral pledged, if any, pursuant to the Loan Documents, and agrees that such security interest and liens shall secure the Borrower's Obligations to Bank, including any modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to the state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and by any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss.
101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or


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incurred.  Terms used in this Agreement  which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and/or other Loan Documents.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitations, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, the undersigned have signed and sealed this agreement the day and year first above written.

                           Optical Cable Corporation
                           Taxpayer Identification Number: 54-1237042

CORPORATE               By:/s/ Robert Kopstein
SEAL                       --------------------------------
                           Robert Kopstein, President

                           First Union National Bank

CORPORATE               By:/s/ Susan K. Doyle
SEAL                       --------------------------------
                           Susan K. Doyle, Vice President

                             MODIFICATION NUMBER TWO
                              TO THE LOAN AGREEMENT

Optical Cable Corporation
5290 Concourse Drive, N.W.
Roanoke, Virginia 24019
(Individually and collectively, "Borrower")

First Union National Bank
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of August 11, 1998 by and between Bank and Borrower.

                                    RECITALS

WHEREAS, Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 25, 1997, in the original principal amount of $10,000,000.00 (the "Note Number 1"); and Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 25, 1997, in the original principal amount of $5,000,000.00 (the "Note Number 2").

WHEREAS, in connection with execution of Note Number 1 and Note Number 2, Borrower also executed and delivered to Bank certain other Loan Documents, including a Loan Agreement, dated April 25, 1997 and all modification thereafter (the "Loan Agreement"); and

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

     1. The Section entitled NEGATIVE COVENANTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled Retire or Repurchase Capital Stock and adding the following in its place and stead:

          NEGATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire its capital stock in an amount greater than $10,000,000.00. Any such acquisition of capital stock must be paid for from working capital or other sources deemed appropriate by the officers of the corporation.

ACKNOWLEGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the

Loan Documents are true and correct as of this date; that Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. The Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the "Collateral") since the Collateral was originally pledged; that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure the Borrower's Obligations to Bank, including any modification of the Note or Loan Agreement, and all future modifications, extension, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

                                    Optical Cable Corporation

CORPORATE                           By: /s/ Robert Kopstein
SEAL                                   --------------------------------
                                       Robert Kopstein, President

                                    First Union National Bank

CORPORATE                           By: /s/ Susan Doyle
SEAL                                   --------------------------------
                                       Susan Doyle, Vice President

First Union National Bank
of Virginia
Post Office Box 13327
Roanoke, Virginia  24040



[FIRST UNION LOGO]

January 25, 1999

Mr. Neil D. Wilken, Jr.
McGuire, Woods, Battle & Boothe, LLP
One James Center
901 East Cary Street
Richmond, Virginia  23219-4030

RE:  Optical Cable Corporation

Dear Mr. Wilkin:

Please accept this letter as confirmation that the Loan Agreement between Optical Cable Corporation and First Union National Bank dated April 27, 1997 has been extended as described in the Commitment Letter dated February 25, 1998. Specifically, advances under the two referenced lines of credit in the amounts of $10,000,000 and $5,000,000 are permitted through February 28, 1999.

Please call me at (540) 563-6667 or (800) 813-0722 if you need additional information.

Sincerely,

/s/ William C. Moses
--------------------------
William C.  Moses
Vice President